UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2020

GOLDMAN SACHS BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 11, 2020, Goldman Sachs BDC, Inc., a Delaware corporation (“GSBD”), entered into an Amended and Restated Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Goldman Sachs Middle Market Lending Corp. (“MMLC”), Evergreen Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of GSBD (“Merger Sub”), and Goldman Sachs Asset Management, L.P., a Delaware limited partnership and investment adviser to each of GSBD and MMLC (“GSAM”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into MMLC, with MMLC continuing as the surviving company and as a wholly-owned subsidiary of GSBD, and, immediately thereafter, MMLC will merge with and into GSBD, with GSBD continuing as the surviving company (the “Merger”).

On August 17, 2020, a purported stockholder class action complaint was filed in the Superior Court of the State of New Jersey, Hudson County, against GSBD, the members of the Board of Directors of GSBD (the “GSBD Board”), as well as against GSAM, entitled Laidlaw v. Ardila, et al., Docket No. EF-169565 (the “Merger Litigation”). The complaint alleges that the members of the GSBD Board breached their fiduciary duties of good faith, loyalty, fair dealing and due care in connection with GSBD’s entry into the Merger Agreement. The complaint further alleges that GSBD and the members of the GSBD Board breached their fiduciary duties through making materially inadequate disclosures and material omissions in GSBD’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 497 of the Securities Act of 1933, as amended (the “Securities Act”), on August 4, 2020 and mailed to stockholders of GSBD on or about August 11, 2020 (the “Proxy Statement”). Finally, the complaint alleges that GSAM aided and abetted GSBD and the members of the GSBD Board in breaching their fiduciary duties to plaintiff and GSBD’s other shareholders. The complaint seeks to enjoin the closing of the Merger until trial or until GSBD makes corrective and complete disclosures as well as certain other equitable relief, including compensatory and/or rescissory damages and attorneys’ fees and costs.

The defendants believe that GSBD has previously disclosed all information required to be disclosed to ensure that its stockholders can make an informed vote at the Special Meeting (as defined below) and that the additional disclosures requested by the plaintiff are immaterial. Accordingly, defendants believe these claims are without merit. However, in order to reduce the costs, risks and uncertainties inherent in litigation, GSBD has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K (the “Report”). Nothing in this Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, GSBD and the GSBD Board specifically deny all allegations in the Merger Litigation that any additional disclosure was or is required.

The GSBD Board, including all of the independent directors, continues to unanimously recommend that GSBD stockholders entitled to vote at the Special Meeting vote “FOR” each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal (each, as defined in the Proxy Statement).

These supplemental disclosures will not affect the merger consideration to be paid by GSBD in connection with the Merger or the timing of GSBD’s Special Meeting of Stockholders scheduled for Friday, October 2, 2020 at 10:00 a.m. Eastern Time, which will be held in virtual-only format, solely by means of remote communication (the “Special Meeting”).

If you are a GSBD stockholder, you can contact Goldman Sachs Shareholder Services at the below contact information with any questions regarding the Special Meeting:

Goldman Sachs Shareholder Services

71 S Wacker Drive, Suite 500

Chicago, Illinois 60606

(312) 655-4702

Attention: AI Shareholder Services

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. For clarity, new text within restated disclosure from the Proxy Statement is presented in bold text.

The fourth and fifth sentences of the third paragraph on page 152 of the Proxy Statement are supplemented as follows:

The GSBD Board also met with representatives of various financial institutions, including BofA Securities (with MMLC’s consent), to discuss a potential engagement as a financial advisor to advise on potential strategic alternatives, including (i) a merger with or acquisition of a BDC in the Goldman Sachs Fund Complex, (ii) a merger with or acquisition of an unaffiliated BDC, (iii) an asset sale, (iv) an equity or rights offering, or (v) a restructuring of GSBD’s capital stock. The purpose of such discussions was to gain a better understanding of the capabilities of such financial institutions, including their overall expertise, fee structure, familiarity with advising BDCs and preliminary views regarding the potential strategic alternatives involving GSBD mentioned above.

The eighth full paragraph on page 153 of the Proxy Statement is supplemented as follows:

Beginning on September 13, 2019, the GSBD Special Committee and representatives of BofA Securities and Dechert conducted regular weekly telephonic meetings to discuss various aspects of potential strategic alternatives involving GSBD, including (i) a merger with or acquisition of a BDC in the Goldman Sachs Fund Complex, (ii) a merger with or acquisition of an unaffiliated BDC, (iii) an asset sale, (iv) an equity or rights offering, or (v) a restructuring of GSBD’s capital stock.

The first paragraph on page 157 of the Proxy Statement is supplemented as follows:

On November 19, 2019, representatives of GSAM on behalf of GSBD met with representatives of Morgan Stanley to review historical and prospective business and financial information relating to GSBD, including GSBD’s 10-day value-weighted average price, along with the implied price per MMLC share that GSBD would pay as merger consideration under a range of potential exchange ratios and a range of potential GSBD trailing 10-day value-weighted average prices.

The second paragraph on page 162 of the Proxy Statement is supplemented as follows:

On May 21, 2020, the GSBD Special Committee held a meeting at which representatives from Dechert and BofA Securities were present. At such meeting, BofA Securities reviewed with the GSBD Special Committee updated financial information for GSBD and the BDC sector and a detailed analysis of various alternatives, including potential revisions to the Initial Merger Agreement, or selling assets or raising equity to reduce GSBD’s debt. More specifically, BofA provided detailed analyses highlighting the advantages and disadvantages of several strategic alternatives, including (i) a $100 million asset sale, (ii) a $150 million asset sale, (iii) a rights offering with a backstop by GSAM or a third party, (iv) a rights offering without a backstop and (v) a regular way common equity offering. After discussion, the GSBD Special Committee determined to further consider and discuss with the other parties a change from the Initial Exchange Ratio to the NAV-for-NAV exchange ratio and directed representatives from Dechert to prepare a draft amendment to the Initial Merger Agreement reflecting such change and circulate the draft among the parties for review and consideration. The GSBD Special Committee also determined to request from GSAM an extension of the incentive fee waiver through the end of 2021 and reimbursement of each of GSBD’s and MMLC’s transaction fees.

The second paragraph on page 178 of the Proxy Statement is supplemented as follows:

BofA Securities reviewed, among other things, per share stock prices, based on closing stock prices on June 9, 2020, of the selected publicly traded companies as a multiple of per share NAV, commonly referred to as NAV, calculated as the difference between the total assets and total liabilities, divided by the total number of shares outstanding. The selected publicly traded companies and their respective per share stock price, based on closing stock prices on June 9, 2020, of each of the selected publicly traded companies as a multiple of per share NAV are as follows:

Selected Externally Managed BDCs	NAV Multiple
Ares Capital	1.02	x
Owl Rock Capital	0.92
FS KKR Capital Corp	0.72
Prospect Capital Corporation	0.71
Golub Capital	0.86
TPG Specialty Lending	1.25
New Mountain Finance Group	0.93
Apollo Investment	0.64
Solar Capital	1.13
Goldman Sachs BDC	1.21
Bain Capital Specialty Finance, Inc.	0.75
Oaktree Specialty Lending Corp.	0.89
TCP Capital	0.90
TCG BDC, Inc.	0.69
Barings BDC	0.88
Gladstone Investment Corp.	1.01

The overall low to high price to NAV multiples observed for the selected publicly traded companies were 0.64x to 1.25x (with a mean of 0.91x and a median of 0.90x). After reviewing the selected publicly traded companies, BofA Securities observed that GSBD consistently traded at multiples representing a premium to those for the other companies and thus concluded that GSBD’s closing stock price as of June 9, 2020, with a 15% discount and 15% premium applied, would serve as the best benchmark for this analysis, with respect to GSBD both on a standalone basis and on a pro forma basis giving effect to the Merger.

The third paragraph on page 178 of the Proxy Statement is supplemented as follows:

BofA Securities also reviewed the dividend yield, based on closing stock prices on June 9, 2020, of the selected publicly traded companies, calculated as the quotient obtained by dividing the annualized dividend paid per share in the last quarter for which such information is available by the per share stock price. The selected publicly traded companies and their respective dividend yields are as follows:

Selected Externally Managed BDCs	Dividend Yield
Ares Capital	10.1%
Owl Rock Capital	9.6
FS KKR Capital Corp	17.2
Prospect Capital Corporation	12.7
Golub Capital	10.6
TPG Specialty Lending	8.4
New Mountain Finance Group	13.1
Apollo Investment	15.4
Solar Capital	9.2
Goldman Sachs BDC	10.1
Bain Capital Specialty Finance, Inc.	12.6
Oaktree Specialty Lending Corp.	8.0
TCP Capital	13.5
TCG BDC, Inc.	15.2
Barings BDC	7.9
Gladstone Investment Corp.	7.4

The overall low to high dividend yields observed for selected publicly traded companies were 7.4% to 17.2% (with a mean of 11.3% and a median of 10.3%). BofA Securities also reviewed per share stock prices, based on closing stock prices on June 9, 2020, of the selected publicly traded companies as a multiple of calendar year 2020 and calendar year 2021 estimated net interest income (“NII”) per share. The overall low to high price to NII multiples observed for the selected publicly traded companies were 5.8x to 13.2x (with an mean of 9.5x and a median of 9.4x) for calendar year 2020 and 6.6x to 15.5x (with an mean of 9.7x and a median of 9.7x) for calendar year 2021.

FORWARD-LOOKING STATEMENTS

This Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Report may constitute forward-looking statements and are not guarantees of future performance or results of GSBD, MMLC, or, following the Merger, the combined company and involve a number of risks and uncertainties. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by GSBD and MMLC with the SEC, including those contained in the Proxy Statement. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability of the parties to consummate the Merger on the expected timeline, or at all, failure of GSBD or MMLC to obtain the requisite stockholder approval for the Proposals (as defined below) as set forth in the Proxy Statement, the ability to realize the anticipated benefits of the Merger, effects of disruption on the business of GSBD and MMLC from the proposed Merger, the effect that the announcement or consummation of the Merger may have on the trading price of GSBD’s common stock on the New York Stock Exchange; the combined company’s plans, expectations, objectives and intentions as a result of the Merger, any decision by MMLC to pursue continued operations, any termination of the Merger Agreement, future operating results of GSBD or MMLC, the business prospects of GSBD and MMLC and the prospects of their portfolio companies, actual and potential conflicts of interests with GSAM and other affiliates of Goldman Sachs, general economic and political trends and other factors, the dependence of GSBD’s and MMLC’s future success on the general economy and its effect on the industries in which they invest; and future changes in laws or regulations and interpretations thereof. Neither GSBD nor MMLC undertakes any duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Report.

Additional Information and Where to Find It

This Report relates to a proposed business combination involving GSBD and MMLC, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, each of GSBD and MMLC has filed relevant materials with the SEC, including the Proxy Statement. The Proxy Statement was mailed to stockholders of GSBD and MMLC on or about August 11, 2020. This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF EACH OF GSBD AND MMLC ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GSBD, MMLC, THE MERGER AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by GSBD, from GSBD’s website at http://www.goldmansachsbdc.com.

Participants in the Solicitation

GSBD and MMLC and their respective directors, executive officers and certain other members of management and employees of GSAM and its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of GSBD and MMLC in connection with the Proposals. Information about the directors and executive officers of GSBD and MMLC is set forth in the Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the GSBD and MMLC stockholders in connection with the Proposals are contained in the Proxy Statement and other relevant materials filed with the SEC. This document may be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Goldman Sachs BDC, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC.

Date: September 22, 2020	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer and Treasurer